Exhibit 10.1
AMENDMENT NO. 8 AND REAFFIRMATION AGREEMENT
AMENDMENT NO. 8 AND REAFFIRMATION AGREEMENT (this “Amendment”) dated as of March 30, 2009 to CREDIT AGREEMENT (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”) dated as of November 9, 2005, among MARVEL ENTERTAINMENT, INC., MARVEL CHARACTERS, INC., MARVEL CHARACTERS B.V., MVL INTERNATIONAL C.V. and HSBC BANK USA, NATIONAL ASSOCIATION, as Lender. All capitalized terms used but not defined herein shall have the same meanings herein as in the Credit Agreement. The parties hereto hereby agree as follows:
ARTICLE I: AMENDMENTS
Section 1.1. Defined Terms. Section 1.1 of the Credit Agreement is hereby amended such that the definition set forth below which is also set forth in the Credit Agreement is hereby amended and restated in its entirety as set forth below.
“Final Maturity Date” means (a) March 31, 2011 or (b) such earlier date on which the Loans shall become due and payable in accordance with the terms of this Agreement, whether by acceleration or otherwise.
Section 1.2. Section 2.4(i). Section 2.4(i) is hereby added to the Credit Agreement to read as follows:
“(i) Unused Fee. The Borrower agrees to pay to the Lender an unused fee of 0.45% per annum on the daily amount by which the Commitment exceeds the outstanding principal amount of the Loans. Such fee shall begin to accrue on April 1, 2009, and shall be payable quarterly in arrears on the last day of each calendar quarter and on the Final Maturity Date, commencing with June 30, 2009.”
ARTICLE II: REAFFIRMATION; REPRESENTATIONS AND WARRANTIES
Section 2.1. General. Each Obligor hereby ratifies, confirms and reaffirms in all respects all of its Obligations to the Lender as evidenced by the Credit Documents and all of its Obligations to the Lender arising under any other instrument or agreement creating, evidencing, or securing any of its obligations to the Lender.
Section 2.2. Reaffirmation of the Security Agreement and the Guaranty. Without limiting any obligations of any Obligor under the Security Agreements or any other Credit Documents, each Obligor hereby reaffirms its grant of a security interest in the Collateral under the Security Agreements to secure all Obligations (as defined in the Security Agreements after giving effect to the amendments herein). Without limiting any obligations of any Guarantor under the Guaranty or any other Credit Documents, each Guarantor hereby reaffirms its guaranty of the Obligations.
Section 2.3. Representations and Warranties. Each Obligor hereby represents and warrants to the Lender that, after giving effect to this Amendment, (a) the representations and warranties set forth in the Credit Documents are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, (b) no Default or Event of Default has occurred and is continuing, (c) this Amendment has been duly authorized, executed and delivered by the Obligors and constitute a legal, valid and binding obligation of the Obligors, enforceable against the Obligors in accordance with its terms and (d) no litigation has been commenced against any Obligor or any of its subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Obligor required or contemplated by this Amendment, the Credit Agreement or the Credit Documents, in each case as amended hereby.

ARTICLE III: CONDITIONS
Section 3.1. Conditions to Amendment. This Amendment shall not become effective until the Lender shall have received a counterpart of this Amendment executed by each Obligor.
ARTICLE IV: MISCELLANEOUS
Section 4.1. No Waiver. Except as otherwise provided herein, this Amendment shall not (a) constitute a modification, acceptance or waiver with respect to any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or (b) except as contemplated hereunder, prejudice any right or remedy that the Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein and all obligations of the Obligors and rights of the Lender thereunder shall remain in full force and effect.
Section 4.2. Amendment. This Amendment, Amendment No. 7 to the Credit Agreement dated as of March 27, 2009 by and among the Borrower, the Guarantor and the Lender, Amendment No. 6 to the Credit Agreement dated as of March 25, 2008 by and among the Borrower, the Guarantor and the Lender, Amendment No. 5 to the Credit Agreement dated as of August 21, 2007 by and between the Borrower and the Lender, Amendment No. 4 to the Credit Agreement dated as of May 7, 2007 by and between the Borrower and the Lender, Amendment No. 3 to the Credit Agreement dated as of June 30, 2006 by and between the Borrower and the Lender, Amendment No. 2 to the Credit Agreement dated as of June 28, 2006 by and between the Borrower and the Lender, and Amendment No. 1 to the Credit Agreement dated as of January 18, 2006 by and between the Borrower and the Lender are Credit Documents.
Section 4.3. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Obligor may assign or otherwise transfer any of its rights or Obligations hereunder without the prior written consent of Lender (and any attempted assignment or transfer by any Obligor without such consent shall be null and void).
Section 4.4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OBLIGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OBLIGOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT ANY CREDIT DOCUMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OBLIGOR AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH OBLIGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH ANY CREDIT DOCUMENT

Section 4.5. Headings. Article and section headings are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
Section 4.6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment or of any other Credit Document by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment or of such other Credit Document.
Section 4.7. Severability. The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person.

[Signature pages follow]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER: MARVEL ENTERTAINMENT, INC.
By	/s/ Kenneth P. West
	Name:	Kenneth P. West
	Title:	Executive Vice President and Chief Financial Officer

Notice Address for The Borrower:
417 Fifth Avenue
New York, NY 10016
Attn: Kenneth P. West, Executive Vice President and
Chief Financial Officer
Telephone: 212-576-8538
Facsimile: 212-576-4064

ADDITIONAL OBLIGOR(S): MARVEL CHARACTERS, INC.
By	/s/ Alan Paul Fine
	Name:	Alan Paul Fine
	Title:	Executive Vice President

MARVEL CHARACTERS B.V.
By	/s/ Gerard Jan van Spall
	Name:	Gerard Jan van Spall
	Title:	Director, Class A

By	/s/ Alan Paul Fine
	Name:	Alan Paul Fine
	Title:	Director, Class B

MVL INTERNATIONAL C.V.
By	/s/ Simon Philips
	Name:	Simon Philips
	Title:	Director

LENDER: HSBC BANK USA, NATIONAL ASSOCIATION
By	/s/ Desmond D. Chin
	Name:	Desmond D. Chin
	Title:	Vice President

Notice Address:

452 Fifth Avenue
New York, New York 10018
Attn: Mary A. Pan, Senior Vice President
Telephone: 212-525-5370
Facsimile: 212-525-6233
Attn: Desmond D. Chin, Vice President
Telephone: 212-525-8031
Facsimile: 212-525-7620